SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 16, 2005

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02	Results of Operations and Financial Condition

ITEM 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Segment results, business unit revenue and consolidated statement of operations of Hewlett-Packard Company for fiscal 2003 and 2004.

Item 2.02                Results of Operations and Financial Condition

At the beginning of each fiscal year, HP conducts a review of its financial reporting structure and determines whether changes should be made to HP’s reporting to align financial reporting better with HP’s business structure.  Today, HP is releasing modified quarterly and year-to-date consolidated statements of operations, segment results and business unit revenue for fiscal 2003 and 2004, which are attached hereto as Exhibit 99.1 and reflect changes resulting from this review.  None of the changes reflected in these modified financial statements impacts HP’s previously reported consolidated net revenue, earnings from operations or net earnings, or net earnings per share.

The new information reflected in the revised financial statements includes primarily the following:

•      The addition of a new subtotal aggregating HP’s Personal Systems Group (PSG) and Imaging and Printing Group (IPG).  This addition results from  HP’s January announcement that Vyomesh Joshi, Executive Vice President and until January the head of IPG, now will manage both PSG and IPG in an organization called Imaging and Personal Systems (IPSG) that is intended to help drive common goals and processes across these two segments.  The supplementary reporting of IPSG parallels HP’s presentation of its Technology Solutions Group, which consists of the Enterprise Storage and Servers, HP Services and Software segments.

•      The impact of certain fiscal 2005 organizational realignments.  To provide improved visibility and comparability, we have reflected these realignments in prior periods on an as-if basis.  In any given quarter, no segment’s operating profit changed more than $8 million as a result of these realignments, with typical movements ranging from $3 million to $5 million.

•      The movement of certain information technology (“IT”) infrastructure costs from administrative expenses, a subset of selling, general and administrative expenses, to cost of sales and research and development expenses.  We made these changes because our general ledger integration has provided us increased visibility to the functional areas utilizing IT services, and we believe that this new representation better aligns the IT costs with the functional areas they support.  The impact of these movements is a reduction of gross margins, offset by an equal reduction of operating expenses, with no bottom line impact to the segments.

Item 9.01                Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Segment results, business unit revenue and consolidated statements of operations of Hewlett-Packard Company for fiscal 2003 and 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

Date: February 16, 2005	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Segment results, business unit revenue and consolidated statement of operations of Hewlett-Packard Company for fiscal 2003 and 2004.